                                                                    Exhibit 10.3

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------


          AGREEMENT made as of May 28, 1996, between BWAY Corporation, a Delaware corporation ("Company"), the Persons listed on Schedule I hereto (collectively referred to herein as the "Original Stockholders" and individually as an "Original Stockholder") and the Persons listed on Schedule II hereto (collectively referred to herein as the "Milton Stockholders" and individually as a "Milton Stockholder").

          WHEREAS, the Company and the Original Stockholders are parties to a Registration Agreement (the "Registration Agreement"), dated as of January 30, 1989, whereby the Company granted the Original Stockholders registration rights with respect to their Registrable Securities (the "Original Stockholder Shares");

          WHEREAS, the Company and the Milton Stockholders are parties to an Agreement and Plan of Merger and Reorganization, dated as of March 21, 1996, as amended by Amendment No. 1 on April 30, 1996 (as amended, the "Merger Agreement"), by and among the Company, Milton Acquisition Corp., a Delaware Corporation (the "Purchaser"), Milton Can Company, Inc. ("Milton Can") and James
W. Milton, as Agent.

          WHEREAS, in order to induce certain of Milton Can's stockholders to enter into the Merger Agreement, the Company has agreed to amend the Registration Agreement to provide piggy-back registration rights to the Milton Stockholders with respect to their Registrable Securities no less favorable than the piggy-back registration rights granted by the Company to the Original Stockholders as set forth in the Registration Agreement.

          Except as otherwise indicated, capitalized terms used herein are defined in the Merger Agreement.

          NOW THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, the parties hereto agree as follows:

          1.  Demand Registrations.

          (a) Requests for Registration. The holders of a majority of the Original Stockholder Shares may request registration under the Securities Act of all or part of their Original Stockholder Shares on Form S-1 or any similar long-form registration ("Long-Form Registrations"), or on Form S-2, S-3 or S-4 or any similar short-form registration ("Short-Form Registrations"), if available. Within ten days after receipt of any such request, the Company will give written notice of such request to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph l(a) are referred to herein as "Demand Registrations".

          (b) Long-Form Registrations. The holders of a majority of the Original Stockholder Shares will be entitled to request (i) two Long-Form Registrations in which the Company will pay all Registration Expenses (a "Company-paid Long-Form Registration") and (ii) five Long-Form Registrations in which the holders of Registrable Securities participating therein will pay their share of the Registration Expenses as set forth in paragraph 5 hereof; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must equal at least $5,000,000.

A registration will not count as one of the permitted Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration), and no Company-paid Long-Form Registration will count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities in such registration; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration. All Long-Form Registrations shall be underwritten registrations.

          (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph l(b) hereof, the holders of Original Stockholder Shares will be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $3,000,000. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its best efforts to make Short-Form Regis trations available for the sale of Registrable Securities.

          (d) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the written consent of the holders of at least a majority of the Registrable Securities participating in such registration. If other securities are permitted to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the amount of such Registrable Securities and (ii) second, other securities permitted to be included in such registration. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

          (e) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of at least a majority of the Registrable Securities participating in such registration agree that such Demand Registration might reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in such event, the holders of Registrable Securities participating in such registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration.

          (f) Selection of Underwriters. Except as provided in paragraph 2(e), the holders of a majority of the Original Stockholder Shares included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering.

          (g) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of at least a majority of the Registrable Securities; provided that the Company may grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations and (ii) request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of shares owned.

          2.  Piggyback Registrations.

          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (including a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice (in any event within five business days after its receipt of notice of any exercise of other demand registration rights) to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by such holders, and (iii) third, other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder and (ii) second, other securities requested to be included in such registration.

          (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval will not be unreasonably withheld.

          (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 hereof or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six (6) months has elapsed from the effective date of such previous registration.

          3.  Holdback Agreements.

          (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable

Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that within a reasonable time before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than three months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) use its reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement concerning the period of at least twelve months beginning with the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and

          (k) use all reasonable efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation, by making road show presentations, holding meetings with potential investors and taking such other actions as shall be reasonably requested by the holders of a majority of the Registrable Securities being sold.

          5.  Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

          (b) In connection with each Company-paid Long-Form Registration, the Company will reimburse the holders of Stockholder Shares covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of such Stockholder Shares.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.  Indemnification.

          (a) The Company agrees to indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act")) against all losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same, or (ii) any other violation caused by the Company of the Securities Act or any other securities law or rule or regulation promulgated thereunder. In connection with an underwritten offering, the Company also will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Securities and the liability of each such holder of Registrable Securities will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of the Registrable Securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          8.  Registrable Securities.  The term "Registrable Securities" means
(a) any common stock of the Company (the "Common Stock") held by the Original Stockholders, (b) any Common Stock held by the Milton Stockholders and (c) any securities issued or issuable with respect to the Common Stock referred to in clauses (a) and (b) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

          9. Availability of Rule 144. Without a view to making available to the holders of the Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Securities and Exchange Commission that may at any time permit such a holder to sell securities of the Company to the public without registration and with a view to making it possible for such holders to register the Registrable Securities pursuant to a registration statement on Form S-3, the Company agrees to use its best efforts:

          (a) to make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) to furnish to any such holder so long as the holder owns any Registrable Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and document so filed by the Company and (iii) such other information as may be reasonably requested in availing such holder of any rule or regulation of the Securities and Exchange Commission which permits the selling of any such securities without registration or pursuant to such form.

          10. Limitation on Registration Rights of Others. The Company represents and warrants (which representation and warranty shall survive the execution and delivery of this Agreement) that the execution, delivery and performance by the Company of this Agreement will not violate, conflict with or cause a default under any other agreement with any other registration rights holder obligating the Company to register its securities under the Securities Act or under applicable blue sky laws.

          11.  Miscellaneous.

          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of holders of at least 60% of the Registrable Securities as determined at the time of the proposed amendment or waiver.

          (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, by certified or registered mail, return receipt requested, first class postage prepaid, or by Federal Express or some other reputable overnight carrier, to the parties at the following addresses:

          If to the Original Stockholders, addressed to:

          Warren J. Hayford
          1500 N. Sheridan Road
          Suite 10E
          Wilmette, IL  60091

          If to the Milton Stockholders, addressed to:

          James W. Milton
          c/o Milton Can Company, Inc.
          580 Division Street
          Elizabeth, New Jersey  07201

          With a copy (which shall not constitute notice hereunder) to:

          Nutter, McClennen & Fish, LLP
          One International Place
          Boston, Massachusetts  02210
          Attention:  Mr. Gene A. Blumenreich

          If to the Company, addressed to:

          BWAY Corporation
          8607 Roberts Drive
          Suite 250
          Atlanta, Georgia 30350
          Attention:  Mr. Warren J. Hayford

          With a copy (which shall not constitute notice hereunder) to:

          Kirkland & Ellis
          200 East Randolph Drive Suite 5700
          Chicago, Illinois 60601
          Attention: William S. Kirsch, P.C.

          (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g) Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future law, rule, or regulation, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof. The remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

          (h) Headings, Gender, Etc. The headings used in this Agreement have been inserted for convenience and do not constitute matter to be construed or interpreted in connection with this Agreement. Unless the context of this Agreement otherwise requires, (a) words of any gender shall be deemed to include each other gender, (b) words using the singular or plural number shall also include the plural or singular number, respectively and (c) references to "hereof," "herein," "hereby" and similar terms shall refer to this entire Agreement.

          (i) Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Illinois except with respect to matters of law concerning the internal corporate affairs of any corporation which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction of incorporation of such corporation shall govern.

          12. Amended and Restated Agreement. This Agreement amends and restates the Registration Agreement in its entirety and the Registration Agreement is hereby terminated and of no further force or effect, and no party thereto shall have any further liability or obligation arising from or in any way relating to the Registration Agreement.

                           *    *    *    *    *    *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                        BWAY CORPORATION

                                        By /s/ Warren J. Hayford
                                           -----------------------------------
                                        Its Chief Executive Officer
                                           -----------------------------------
                                        /s/ Warren J. Hayford
                                        --------------------------------------
                                        Warren J. Hayford

                                        /s/ Mary Lou Hayford
                                        --------------------------------------
                                        Mary Lou Hayford

                                        /s/ John T. Stirrup
                                        --------------------------------------
                                        John T. Stirrup

                                        --------------------------------------
                                        Harry F. Payton

                                        --------------------------------------
                                        C. Flemming Heilmann

                                        Richard S. Levitt
                                        Third Trust, Norwest Bank
                                        South Dakota, N.A. as Trustee

                                        By
                                          ------------------------------------
                                        Its
                                          ------------------------------------

                                        /s/ Jack S. Levin
                                        --------------------------------------
                                        Jack S. Levin

                                        /s/ William S. Kirsch
                                        --------------------------------------
                                        William S. Kirsch

                                        /s/ James W. Milton
                                        --------------------------------------
                                        James W. Milton

                                        /s/ Mary Jane Milton
                                        --------------------------------------
                                        Mary Jane Milton

                                        /s/ Mary Jane Milton
                                        --------------------------------------
                                        Sean A. Milton Trust,
                                        Mary Jane Milton, as Trustee

                                        /s/ Mary Jane Milton
                                        --------------------------------------
                                        Daniel T. Milton Trust,
                                        Mary Jane Milton, as Trustee

                                        /s/ Dennis P. Milton
                                        --------------------------------------
                                        Dennis P. Milton

                                        /s/ James J. Milton
                                        --------------------------------------
                                        James J. Milton

                                                            SCHEDULE I
                                                            ----------


                             ORIGINAL STOCKHOLDERS
                             ---------------------


Warren J. Hayford

Mary Lou Hayford

John T. Stirrup

Harry F. Payton

C. Flemming Heilmann

Richard S. Levitt Third Trust,
       Norwest Bank South Dakota, N.A. as Trustee

Jack S. Levin

William S. Kirsch

                                                            SCHEDULE II
                                                            -----------


                              MILTON STOCKHOLDERS
                              -------------------


James W. Milton

Mary Jane Milton

Sean A. Milton Trust

Daniel T. Milton Trust

Dennis Milton

James J. Milton

                                     -18-